EXHIBIT 32.1





                                  CERTIFICATION
             PURSUANT TO 18 U.S.C. SECTION1350, AS ADOPTED PURSUANT TO
                     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Tuttle Industries Corp. (the "Company") on Form 10-QSB for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Pan, Hsueh-Cheng, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 15, 2005


/s/ Pan, Hsueh-Cheng
------------------------------------------
Pan, Hsueh-Cheng, Chief Executive Officer
(principal executive officer and principal
 accounting officer)